UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

December 30, 2009

Cano Petroleum, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32496	77-0635673
(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3200
Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 698-0900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Amendment No. 1 to Amended and Restated Credit Agreement

On December 30, 2009, Cano entered into Amendment No. 1 (the “ARCA Amendment”) to its $120 million Amended and Restated Credit Agreement by and among Cano and its subsidiary guarantors, the lenders and Union Bank of California, N.A. (“UBOC”) as Administrative Agent and as Issuing Lender (the “ARCA”).  Under the terms of the ARCA Amendment, (i) Cano’s borrowing base was redetermined to be $60 million, which will remain in effect until it is redetermined in accordance with the ARCA, (ii) advances under the ARCA for any purpose other than to acquire proved, developed, producing oil and gas properties shall not exceed $52 million and (iii) the covenants relating to Cano’s leverage ratio and interest coverage ratio were rendered inapplicable to the fiscal quarter ending December 31, 2009.

In addition, pursuant to Amendment No. 1 to the ARCA, Cano agreed to pay, on or before January 5, 2010, an amendment fee in the amount of $90,000 to Union Bank for the pro rata account of the lenders and all costs and expenses that were invoiced prior to January 5, 2010.

Amendment No. 1 to Subordinated Credit Agreement

On December 30, 2009, Cano entered into Amendment No. 1 (the “SCA Amendment”) to its $25 million Subordinated Credit Agreement among Cano and its subsidiary guarantors, the lenders and UnionBanCal Equities, Inc. (“UBE”) as Administrative Agent (the “Subordinated Credit Agreement”) by and among Cano, the lenders, UBE as Administrative Agent and the Guarantors.  Under the terms of the SCA Amendment the covenants relating to Cano’s leverage ratio and interest coverage ratio were rendered inapplicable to the fiscal quarter ending December 31, 2009.

In addition, pursuant to the SCA Amendment, Cano agreed to pay, on or before January 5, 2010, an amendment fee in the amount of $22,500 to UBE for the pro rata account of the lenders and all costs and expenses that were invoiced prior to January 5, 2010.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                           Amendment No. 1 to Amended and Restated Credit Agreement

10.2                           Amendment No. 1 to Subordinated Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: January 4, 2010
	By:	/s/ Benjamin Daitch
Benjamin Daitch
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 1 to Amended and Restated Credit Agreement

10.2	Amendment No. 2 to Subordinated Credit Agreement